UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2010

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02(c).  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 30, 2010, the Board of Directors of Occidental Petroleum Corporation (“Occidental”) named Stephen I. Chazen, 63, to the position of President and Chief Operating Officer, effective immediately.  Mr. Chazen has served as President and Chief Financial Officer since 2007 and as Chief Financial Officer since 1999.  Mr. Chazen will continue to serve as Chief Financial Officer until August 15.  James M. Lienert, 58, was named to the position of Executive Vice President and Chief Financial Officer, effective August 15.  Mr. Lienert has served as Executive Vice President, Finance and Planning since 2006.

Occidental’s press releases announcing the election of Mr. Chazen and Mr. Lienert are attached hereto as Exhibits 99.1 and 99.2 and are incorporated into this Item 5.02 by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release dated August 2, 2010 (Chazen).

99.2	Press release dated August 2, 2010 (Lienert).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: August 3, 2010	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

99.1	Press release dated August 2, 2010 (Chazen).

99.2	Press release dated August 2, 2010 (Lienert).